EXHIBIT 10.15

THESE SECURITIES HAVE BEEN ISSUED PURSUANT TO EXEMPTIONS FOR NONPUBLIC OFFERINGS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND APPLICABLE STATE SECURITIES LAWS, AND, ACCORDINGLY, THESE SECURITIES MAY NOT BE RESOLD OR OTHERWISE DISPOSED OF UNLESS, IN THE OPINION OF COUNSEL FOR OR SATISFACTORY TO THE ISSUER, REGISTRATION UNDER THE APPLICABLE FEDERAL OR STATE SECURITIES LAWS IS NOT REQUIRED OR COMPLIANCE IS MADE WITH SUCH REGISTRATION REQUIREMENTS. THIS LEGEND SHALL BE ENDORSED UPON ANY WARRANT ISSUED IN EXCHANGE FOR THIS WARRANT.

               Void after 5:00 p.m. New York Time, on May 14, 2002
              Warrant to Purchase 1,250,000 Shares of Common Stock.


                                                   WARRANT TO PURCHASE 1,250,000
                                                          SHARES OF COMMON STOCK


                        WARRANT TO PURCHASE COMMON STOCK

                                       OF

                             UNIVERSAL HEIGHTS, INC.

      This  is  to  certify  that,  FOR  VALUE  RECEIVED,  Joe  DeAlessandro  or registered assigns ("Holder"), is entitled to purchase, subject to the provisions of this Warrant, from UNIVERSAL HEIGHTS, INC., a Delaware corporation ("Company"), 1,250,000 fully paid, validly issued and nonassessable shares of Common Stock, par value $.01 per share, of the Company ("Common Stock") at the exercise price of $.63 per share until May 14, 2002. The number of shares of Common Stock to be received upon the exercise of this Warrant and the price to be paid for each share of Common Stock may be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter sometimes referred to as "Warrant Shares," and the exercise price of a share of Common Stock as adjusted from time to time is hereinafter sometimes referred to as the "Exercise Price."

      (a) EXERCISE OF WARRANT. This Warrant may be exercised as to a minimum of 10,000 Warrant Shares at any time or from time to time until 5:00 P.M. New York time on May 14, 2002, provided, however, that if either such day is a day on which banking institutions in the State of New York are authorized by law to close, then on the next succeeding day which shall not be such a day. This Warrant may be exercised by presentation and surrender hereof to the Company at its principal office, or at the office of its stock transfer agent, if any, with the Purchase Form annexed hereto duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form. As soon as practicable after each such exercise of the Warrants, but not later than seven (7) business days from the date of such exercise, the Company shall issue and deliver to the Holder a certificate or certificates for the Warrant Shares issuable upon such exercise, registered in the name of the Holder or the Holder's designee. If this Warrant should be exercised in part only, the Company shall, upon surrender of this Warrant for cancellation, execute and deliver a new Warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares purchasable thereunder. Upon receipt by the Company of this Warrant at its office, or by the stock transfer agent of the Company at its office, in proper form for exercise, together with the exercise price thereof in cash or certified or bank check and the investment letter described below, the Holder shall be deemed to be the holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be physically delivered to the Holder. It shall be a condition of the exercise of this Warrant that the Holder shall deliver to the Company an investment letter in the form as customarily used by the Company from time to time in connection with the exercise of non-registered options and warrants which are issued by the Company. It is further understood that certificates for the Warrant Shares to be issued upon exercise of this Warrant shall contain a restrictive legend to the effect that such Warrant Shares are restricted securities as such term is defined in Rule 144 promulgated under the Securities Act of 1933, as amended (the "Act") and cannot be sold except in compliance with the Act and the rules and regulations promulgated thereunder.

      (b) RESERVATION OF SHARES. The Company shall at all times reserve for issuance and/or delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of the Warrants. If the Common Stock is listed on any national securities exchange, the Company shall also list such shares on such exchange subject to notice of issuance.

      (c) FRACTIONAL SHARES. No fractional shares or script representing fractional shares shall be issued upon the exercise of this Warrant. With respect to any fraction of a share called for upon any exercise hereof, the Company shall pay to the Holder an amount in cash equal to such fraction multiplied by the current market value of a share, determined as follows:

            (1) If the Common Stock is listed on a national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on the NASDAQ system, the current market value shall be the last reported sale price of the Common Stock on such exchange or system on the last business day prior to the date of exercise of this Warrant or if no such sale is made on such day, the average closing bid and asked prices for such day on such exchange or system; or

            (2) If the Common Stock is not so listed or admitted to unlisted trading privileges, the current market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date of the exercise of this Warrant; or

            (3) If the Common Stock is not so listed or admitted to unlisted trading privileges and bid and asked prices are not so reported, the current market value shall be an amount, not less than the book value thereof as at the end of the most recent fiscal year of the Company ending prior to the date of the exercise of the Warrant, determined in such reasonable manner as may be prescribed by the Board of Directors of the Company.

      (d) EXCHANGE, TRANSFER, ASSIGNMENT OR LOSS OF WARRANT. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its stock transfer agent, if any, for other Warrants of different denominations entitling the holder thereof to purchase in the aggregate the same number of shares of Common Stock purchasable hereunder. Upon surrender of this Warrant to the Company at its principal office or at the office of its stock transfer agent, if any, with the Assignment Form annexed hereto duly executed and funds sufficient to pay any transfer tax the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation hereof at the principal office of the Company or at the office of its stock transfer agent if any, together with a written notice specifying the names and denominations in which new Warrants are to be issued and signed by the Holder hereof. The term "Warrant" as used herein includes any Warrants into which this Warrant may be divided or exchanged. Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and in the case of loss, theft or destruction of reasonable satisfactory indemnification, and upon surrender and cancellation of this Warran,t if mutilated, the Company will execute and deliver a new Warrant of like tenor and date. Any such new Warrant executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed, or mutilated shall be at any time enforceable by anyone.

      (e) RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder are limited to those expressed in the Warrant and are not enforceable against the Company except to the extent set forth herein.

      (f) ANTI-DILUTION PROVISIONS. The Exercise Price in effect at any time and the number and kind of securities purchasable upon the exercise of the Warrants shall be subject to adjustment from time to time upon the happening of certain events as follows:

            (1) In case the Company shall (i) declare a dividend or make a distribution on its outstanding shares of Common Stock in shares of Common Stock, (ii) subdivide or reclassify its outstanding shares of Common Stock into a greater number of shares, or (iii) combine or reclassify its outstanding shares of Common Stock into a smaller number of shares, the Exercise Price in effect at the time of the record date for such dividend or distribution or of the effective date of such subdivision, combination or reclassification shall be proportionately adjusted as of the effective date of such event by multiplying such Exercise Price by a fraction, the denominator of which shall be the number of shares of Common Stock outstanding immediately following such event and the numerator of which shall be the number of shares of Common Stock outstanding immediately prior thereto. For example, if the Company declares a 2 for 1 stock distribution and the Exercise Price immediately prior to such event was $1.00 per share, the adjusted Exercise Price immediately after such event would be $.50 per share. Such adjustment shall be made successively whenever any event listed above shall occur.

            (2) Whenever the Exercise Price payable upon exercise of each Warrant is adjusted pursuant to Subsection (1) above, the number of Shares purchasable upon exercise of this Warrant shall simultaneously be adjusted by multiplying the number of Shares initially issuable upon exercise of this Warrant by the Exercise Price in effect on the date hereof and dividing the product so obtained by the Exercise Price, as adjusted.

            (3) No adjustment in the Exercise Price shall be required unless such adjustment would require an increase or decrease of at least twenty-five cents ($.25) in such price; provided, however, that any adjustments which by reason of this Subsection (3) are not required to be made shall be carried forward and taken into account in any subsequent adjustment required to be made hereunder. All calculations under this Section (f) shall be made to the nearest cent or to the nearest one-hundredth of a Share, as the case may be.

            (4) Whenever the Exercise Price is adjusted, as herein provided, the Company shall promptly cause a notice setting forth the adjusted Exercise Price and adjusted number of Shares issuable upon exercise of each Warrant to be mailed to the Holders, at their last addresses appearing in the Warrant Register, and shall cause a certified copy thereof to be mailed to its transfer agent, if any. The Company may retain a firm of independent certified public accountants selected by its Board of Directors (who may be the regular accountants employed by the Company) to make any computation required by this Section (f), and a certificate signed by such firm shall be conclusive evidence of the correctness of such adjustment

            (5) In the event that at any time, as a result of an adjustment made pursuant to Subsection (1) above, the Holder of this Warrant thereafter shall become entitled to receive any shares of the Company, other than Common Stock, thereafter the number of such other shares so receivable upon exercise of this Warrant shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Common Stock contained in Subsections (1) to (3), inclusive above.

            (6) Irrespective of any adjustments in the Exercise Price or the number or kind of shares purchasable upon exercise of this Warrant, Warrants theretofore or thereafter issued may continue to express the same price and number and kind of shares as are stated in the similar Warrants initially issuable pursuant to this Agreement.

      (g) OFFICER'S CERTIFICATE. Whenever the Exercise Price shall be adjusted as required by the provisions of the foregoing Section, the Company shall forthwith file in the custody of its Secretary or an Assistant Secretary at its principal office and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price determined as herein provided, setting forth in reasonable detail the facts requiring such adjustment, including a statement of the number of additional shares of Common Stock, if any, and such other facts as shall be necessary to show the reason for and the manner of computing such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder or any holder of a Warrant executed and delivered pursuant to Section (a), and the Company shall, forthwith after each such adjustment, mail a copy by certified mail of such certificate to the Holder or any such holder.

      (h) NOTICES TO WARRANT HOLDERS. So long as this Warrant shall be outstanding, (i) if the Company shall pay any dividend or make any distribution upon the Common Stock, or (ii) if the Company shall offer to the holders of Common Stock for subscription or purchase by them any share of any class or any other rights, or (iii) if any capital reorganization of the Company, reclassification of the capital stock of the Company, consolidation or merger of the Company with or into another corporation, sale, lease or transfer of all or substantially all of the property and assets of the Company to another corporation, or voluntary or involuntary dissolution, liquidation or winding up of the Company shall be effected, then in any such case, the Company shall cause to be mailed by certified mail to the Holder, at least 15 days prior the date specified in (x) or (y) below, as the case may be, a notice containing a brief description of the proposed action and stating the date on which (x) a record is to be taken for the purpose of such dividend, distribution or rights, or (y) such reclassification, reorganization, consolidation, merger, conveyance, lease, dissolution, liquidation or winding up is to take place and the date, if any is to be fixed, as of which the holders of Common Stock or other securities shall receive cash or other property deliverable upon such reclassification, reorganization, consolidation, merger, conveyance, dissolution, liquidation or winding up.

      (i) RECLASSIFICATION, REORGANIZATION OR MERGER. In case of any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the Company, or in case of any consolidation or merger of the Company with or into another corporation (other than a merger with a subsidiary in which merger the Company is the continuing corporation and which does not result in any reclassification, capital reorganization or other change of outstanding shares of Common Stock of the class issuable upon exercise of this Warrant) or in case of any sale, lease or conveyance to another corporation of the property of the Company as an entirety, the Company shall, as a condition precedent to such transaction, cause effective provisions to be made so that the Holder shall have the right thereafter by exercising this Warrant at any time prior to the expiration of the Warrant, to purchase the kind and amount of shares of stock and other securities and property receivable upon such reclassification, capital reorganization and other change, consolidation, merger, sale or conveyance. Any such provision shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Warrant. The foregoing provisions of this Section (i) shall similarly apply to successive reclassifications, capital reorganizations and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances. In the event that in connection with any such capital reorganization or reclassification, consolidation, merger, sale or conveyance, additional shares of Common Stock shall be issued in exchange, conversion, substitution or payment, in whole or in part, for a security of the Company other than Common Stock, any such issue shall be treated as an issue of Common Stock covered by the provisions of Subsection (1) of Section (f) hereof.

      (j)   REGISTRATION UNDER THE SECURITIES ACT OF 1933

            (1) No later than one (1) year from the date hereof, the Company shall, if permitted by applicable regulation or any contractual provisions include in the filing of any new registration statement (other than a registration statement on Forms S-8, S-14, S-15 or any other Form not generally available for sale of securities to the public) ("Registration Statement") under the Act covering securities of the Company such information as may be required to permit a public offering of the Warrant Shares. The Company shall supply prospectuses and other documents in order to facilitate the public sale or other disposition of the Warrant Shares. The Company shall file any necessary post-effective amendments to such Registration Statement and use its best efforts to maintain the effectiveness thereof for a period of 36 months from the date of issuance of the Warrant Shares. The Company shall bear the entire cost and expense of a registration of securities initiated by it, under this Paragraph (1). The Holder shall, however, bear the fees of his own counsel and any transfer taxes or underwriting discounts or commissions applicable to the Warrant Shares sold by him. The Company may include other securities in any such registration statement. The Company shall do any and all other acts and things which may be necessary or desirable to enable the Holder to consummate the public sale or other disposition of the Warrant Shares, and furnish indemnification in the manner as set forth in Paragraph (2)(a) of this Section (j). The Holder shall furnish information and indemnification as set forth in Paragraph (2)(b) of this Section (j).

            Notwithstanding the foregoing, in the event that there is an underwritten offering of the Company's securities offered pursuant to said registration statement pursuant to the immediately preceding paragraph j(1), the underwriter shall have the right to refuse to permit any Warrant Shares, or to limit the amount of Warrant Shares, to be sold by the Holder to such underwriter(s) as such underwriter(s) may determine in its discretion, and the Holder shall refrain from selling such remainder of its Warrant Shares covered by such registration statement for the period of forty five (45) days following the effective date.

      (2) (a) Whenever pursuant to this Section (j) a registration statement relating to the Warrant Shares is filed under the Act, amended or supplemented, the Company will indemnify and hold harmless each holder of the securities covered by such registration statement, amendment or supplement (such holder being hereinafter called the "Distributing Holder"), and each person, if any who controls (within the meaning of the
      Act) the Distributing Holder, against any losses, claims, damages or liabilities, joint or several, to which the Distributing Holder or any such controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any such registration statement or any preliminary prospectus or final prospectus constituting a part thereof or any amendment or supplement thereto, or arise out of or are based upon the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; and will reimburse the Distributing Holder and each such controlling person for any legal or other expenses reasonable incurred by the Distributing Holder and each controlling person for any legal or other expenses reasonable incurred by the Distributing Holder or such controlling person or underwriter in connection with investigating or defending any such loss, claim damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such Distributing Holder for use in the preparation thereof.

            (b) The Distributing Holder will indemnify and hold harmless the Company, each of its directors, each of its officers who have signed said registration statement and such amendments and supplements thereto, each person, if any, who controls the Company (within the meaning of the Act) against any losses, claims, damages or liabilities to which the Company or any such director, officer or controlling person may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in said registration statement, said preliminary prospectus, said final prospectus, or said amendment or supplement, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in said registration statement, said preliminary prospectus, said final prospectus or said amendment or supplement in reliance upon and in conformity with written information furnished by such distributing Holder for use in the preparation thereof; and will reimburse the Company or any such director, officer or controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action.

            (c) Promptly after receipt by an indemnified party under this Paragraph 2 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against any indemnifying party, give the indemnifying party notice of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under this Paragraph 2.

            (d) In case any such action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate in, and, the extent that it may wish, jointly with any other indemnifying party similarly notified to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Paragraph 2 for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

            (e) The Company's agreements with respect to Warrant Shares in this Section (j) shall continue in effect regardless of the exercise or surrender of this Warrant.

Dated: As of May 14, 1997

                             UNIVERSAL HEIGHTS, INC.



                              By: /s/ Bradley I. Meier
                                  ------------------------
                                  Bradley I. Meier
                                  President

                                  PURCHASE FORM

                                                        Dated  ___________, 19__



      The undersigned hereby irrevocably elects to exercise the within Warrant to the extent of purchasing _________ shares of Common Stock of Universal Heights, Inc., and hereby makes payment of __________ in payment of the actual exercise price thereof.

                                 ---------------



                     INSTRUCTIONS FOR REGISTRATION OF STOCK

Name                                (Please typewrite or print in block letters)
    ------------------------------


Address
        --------------------------



     Signature
               -------------------

                                 ASSIGNMENT FORM



      FOR VALUE RECEIVED, ________________________ hereby sells, assigns and transfers unto

Name                                (Please typewrite or print in block letters)
    ------------------------------


Address
        --------------------------


the right to purchase Common Stock of Universal Heights, Inc., represented by this Warrant to the extent of _____ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint _________________ Attorney, to transfer the same on the books of the Company with full power of substitution in the premises.

Date _____________, 19__

Signature _____________________

                                                                       EXHIBIT A

                             UNIVERSAL HEIGHTS, INC.
                               19589 NE 10th Ave.
                                 Miami, FL 33179
                               Ph: (305) 653-4274
                               Fax: (305) 653-9884


                                  May 14, 1997


Mr. Joseph P. DeAlessandro
725 Dorian Street
Westfield, New Jersey 07090

Dear Mr. DeAlessandro:


      This letter follows our recent discussions with respect to, and sets forth the terms of, an agreement ("Supplemental Agreement") between Universal Heights, Inc. ("Universal") and Joseph P. DeAlessandro (referred to herein as "you" or "DeAlessandro"), which supplements the agreement between American European Group ("AEG") and Universal ("Agreement") pursuant to which you, through a management subsidiary of AEG ("Management Subsidiary"), agree to provide your services as Chairman and Chief Operating Officer of Universal Insurance Holding Company ("UIHC"), a wholly-owned subsidiary of Universal, and additional management services as may be required.

      1. In consideration of the foregoing, Universal will grant to you warrants to purchase 1,250,000 shares of Universal's common stock, $0.01 par value ("Warrants"), which will expire after five years and vest in increments of 250,000 as described below.

      2. None of the Warrants shall be exerciseable until (i) the execution of the Agreement by Universal and AEG, on behalf of its Management Subsidiary, (ii) the approval and licensing of UIHC by the State of Florida and (iii) the commencement of operations by UIHC.

      3. Upon occurrence of all of the terms set forth in paragraph 2 above, you will be entitled to exercise 250,000 warrants at an exercise price equal to the closing bid price on the day of execution of the Agreement ("Exercise Price").

      3. You will be entitled to exercise the remaining 1,000,000 Warrants ("Additional Warrants"), in increments of 250,000 each, at the Exercise Price upon the achievement by UHIC of pre-tax profits equal to $2.5 million, $5 million, $10 million, $20 million, respectively, based on generally accepted accounting principles.

      4. Previously unexercised Additional Warrants will terminate in the event that, prior to three years from the date of execution of the Agreement, (i) UHIC terminates your employment for cause (ii) the arrangement with the Management Subsidiary is otherwise terminated for cause (iii) you voluntarily discontinue employment with UHIC or (iv) AEG or the Management Subsidiary voluntarily terminates the management arrangement between the Management Subsidiary and UHIC.

      5. The terms of the Supplemental Agreement will be subject, among other things, to approval by Universal's Board of Directors and shareholders and a warrant agreement covering the Warrants described herein.

      If the foregoing reflects accurately the matters which we have discussed, please execute the enclosed duplicate copy of this letter and return it to me.


                                          Sincerely yours,

                                          UNIVERSAL HEIGHTS, INC.


                                          By: /s/ Bradley I. Meier, President
                                              ----------------------------------


ACCEPTED AND AGREED TO



/s/ Joseph P. DeAlessandro
----------------------------
Joseph P. DeAlessandro











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